UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported) January 25, 2007

OLD REPUBLIC INTERNATIONAL CORPORATION
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(Exact name of registrant as specified in its charter)

                          Delaware             001-10607                                    36-2678171
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                                            (State or other jurisdiction                  (Commission      (I.R.S. Employer
                                             of incorporation)       File Number)             Identification No.)

307 North Michigan Avenue, Chicago, Illinois 60601
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(Address of principal executive offices) (Zip Code)

(312) 346-8100
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(Registrant’s telephone number, including area code)

N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 25, 2007, Old Republic International Corporation announced the results of its operations and its financial condition for the quarter ended December 31, 2006. The full text of the earnings release is included as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1  Earnings Release dated January 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

            OLD REPUBLIC INTERNATIONAL CORPORATION
            Registrant

Date: January 29, 2007                             By:___________________________________________
                                    Karl W. Mueller
            Senior Vice President and
            Chief Financial Officer

INDEX TO EXHIBITS
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Exhibits

99.1	Earnings Release dated January 25, 2007.